Exhibit 10.01

AMENDMENT NO. 1

TO

LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”) is entered into as of May 13, 2011, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (“US Borrower”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other persons designated as “Loan Parties”, the financial institutions who are or hereafter become parties to the Loan Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”), ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), a Delaware limited liability company (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”), and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).

BACKGROUND

Borrowers, Agent and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.             Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)           Section 1.1 is hereby amended as follows:

(i)            The definition of “Applicable Margin” is amended and restated in its entirety as follows:

“Applicable Margin” for each type of Loan shall mean the applicable percentage specified below:

TYPE OF LOAN	APPLICABLE MARGIN FOR BASE RATE LOANS	APPLICABLE MARGIN FOR LIBOR LOANS	APPLICABLE MARGIN FOR CANADIAN BA RATE LOANS
US Revolving Advances	3.75%	4.75%	Not Available
Canadian Revolving Advances	3.75%	Not Available	5.25%
US Obligations for which no other interest rate is specified	3.75%	Not Available	Not Available
Canadian Obligations for which no other interest rate is specified	3.75%	Not Available	Not Available

(ii)           The definition of “Base Rate” is hereby amended by deleting the text “3.00%” appearing therein and inserting the text “2.50%” in lieu thereof.

(iii)          The definition of “Canadian BA Rate” is hereby amended by deleting the text “2.00%” appearing therein and inserting the text “1.50%” in lieu thereof.

(iv)          The definition of “LIBOR” is hereby amended by deleting the text “2.00%” appearing in subsection (1) thereof and inserting the text “1.50%” in lieu thereof.

(b)           Section 2.16(A) is hereby amended by deleting the dollar amount “$50,000,000” appearing therein and inserting the dollar amount “$65,000,000” in lieu thereof. For the avoidance of doubt, the parties hereto agree and confirm that $35,000,000 of such $65,000,000 has already been drawn under such Section 2.16(A).

3.             Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) eight (8) copies of this Amendment executed by Borrowers, Agent and Lenders and consented and agreed to by Guarantors, and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be reasonably required by Agent or its counsel, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

4.             May 2011 US Borrower Revolver Increase.    Each Lender participating in the US Borrower Revolver Increase to take place on or about May 13, 2011 (the “May 2011 US Borrower Revolver Increase”), shall receive a non-refundable commitment fee in the amount of 1.00% of the additional Revolving Loan Commitment of such Lender, which shall be due and payable on the closing date of the May 2011 US Borrower Revolver Increase.

5.             Representations and Warranties.  Each Loan Party hereby represents and warrants as follows:

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(a)           This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

(b)           Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c)           No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)           No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.

6.             Effect on the Loan Agreement.

(a)           Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.             Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.             Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

SQUARETWO FINANCIAL CORPORATION, as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Thomas Good
Name:	Thomas Good
Title:	Secretary

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

PREFERRED CREDIT RESOURCES LIMITED, as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President and CEO

SQUARE TWO FINANCIAL CANADA CORPORATION, as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President

SQUARETWO FINANCIAL COMMERCIAL FUNDING CORPORATION, as a US Guarantor

By:	/s/ Thomas Good
Name:	Thomas Good
Title:	Secretary

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as Agent and as Canadian Agent

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Director

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as a Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Director

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

BANK OF AMERICA, N.A.

By:	/s/ Laura Warner
Name:	Laura Warner
Title:	Director

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

BANK OF MONTREAL

By:	/s/ Catherine Blaesing
Name:	Catherine Blaesing
Title:	Vice President

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

ING CAPITAL LLC

By:	/s/ John Lanier
Name:	John Lanier
Title:	Director

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kari Niermann
Name:	Kari Niermann
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

FIFTH THIRD BANK

By:	/s/ Gregory J. Volmer
Name:	Gregory J. Volmer
Title:	Vice President

Signature Page to Amendment No. 1 to Loan Agreement- 2418199

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Douglas Maher
Name:	Douglas Maher
Title:	Managing Director

By:	/s/ Anthony Casciano
Name:	Anthony Casciano
Title:	Managing Director

Signature Page to Amendment No. 1 to Loan Agreement- 2418199